Exhibit (99)(a)

Press Release April 16, 2007

WACHOVIA EARNS $2.30 BILLION, EPS UP 10% TO $1.20 IN 1st QUARTER 2007

Growth reflects strong retail brokerage and traditional banking market expansion

1st QUARTER 2007 COMPARED WITH 1st QUARTER 2006

•	Double-digit earnings growth despite difficult interest rate environment. Results include acquisitions and divestitures.

•	Record earnings in retail brokerage and asset management.

•	Average core deposits up 27 percent. Outstanding checking account growth throughout footprint, with excellent results in expanded markets.

•

Average loans up 59 percent, including acquisitions, with particular strength in commercial and small business lending. Expanded consumer franchise including auto lending and credit cards generating results ahead of expectations.

•	Solid credit quality; increased provision reflects growth in credit card, commercial and auto lending.

•	Customer loyalty scores reach high of 52.1%; organic customer acquisition grew 13.4% annualized.

Earnings Highlights

	Three Months Ended
	March 31, 2007		December 31, 2006		March 31, 2006
(In millions, except per share data)	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$2,302	1.20	2,301	1.20	1,728	1.09
Net merger-related and restructuring expenses	6	—	29	0.01	46	0.03

Earnings excluding merger-related and restructuring expenses	$2,308	1.20	2,330	1.21	1,774	1.12

Discontinued operations, net of income taxes	—	—	(46)	(0.02)	—	—

Earnings excluding merger-related and restructuring expenses, and discontinued operations	$2,308	1.20	2,284	1.19	1,774	1.12

Financial ratios
Return on average common stockholders’ equity	13.47%		13.09		14.62
Net interest margin (a)	3.01		3.09		3.21
Fee and other income as % of total revenue (a)	45.41		46.32		49.84
Overhead efficiency ratio (a)	55.70%		57.38		60.07

Capital adequacy (b)
Tier 1 capital ratio	7.4%		7.4		7.9
Total capital ratio	11.5		11.3		11.5
Leverage ratio	6.1%		6.0		6.9

Asset quality (c)
Allowance for loan losses as % of nonaccrual and restructured loans	213%		272		452
Allowance for loan losses as % of loans, net	0.80		0.80		1.08
Allowance for credit losses as % of loans, net (d)	0.84		0.84		1.14
Net charge-offs as % of average loans, net	0.15		0.14		0.09
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.40%		0.32		0.28

(a)	Tax-equivalent.
(b)	The first quarter of 2007 is based on estimates.
(c)	Asset quality ratios at March 31, 2007 and December 31, 2006, reflect the impact of Golden West.
(d)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA’S 1st QUARTER 2007 EPS UP 10% TO $1.20 PER SHARE/page 2

CHARLOTTE, N.C. — Wachovia Corp. (NYSE:WB) today reported net income of $2.30 billion, or $1.20 per share, in the first quarter of 2007 compared with $1.73 billion, or $1.09 per share, in the first quarter of 2006.

After-tax net merger-related expenses did not affect earnings per share in the first quarter of 2007 and amounted to 3 cents per share in the first quarter of 2006. Excluding these expenses, earnings were $2.31 billion, or $1.20 per share, in the first quarter of 2007 and $1.77 billion, or $1.12 per share, in the first quarter of 2006. Results also included a lower effective tax rate of 30.99 percent compared with 35.06 percent in the first quarter of 2006.

“Once again our team delivered double-digit earnings growth,” said Ken Thompson, Wachovia chairman and chief executive officer. “Our focus on cost control and risk management continues to provide flexibility in the face of the challenging interest rate environment. Most of all, our team’s dedication to serving our customers has a direct impact on our results as we provide industry-leading customer service and grow our base of loyal customers. In addition, we’re seeing very promising results as our cross-business partnerships serve customer needs and generate incremental revenues. The integration of Golden West is on track, and we’re pleased with the cross-sell potential of our expanded mortgage platform, as well as our initial success in cross-selling existing World Savings banking customers.”

Results in the first quarter of 2007 included the full quarter impact of the purchase accounting acquisitions of Golden West on October 1, 2006, and Westcorp on March 1, 2006. Results in the first quarter of 2006 included one month of results related to Westcorp and a $100 million termination payment received in relation to the Bank of America/MBNA merger.

Wachovia Corporation

	Three Months Ended
(In millions)	March 31, 2007	December 31, 2006	March 31, 2006
Net interest income (Tax-equivalent)	$4,497	4,612	3,539
Fee and other income	3,741	3,980	3,517
Total revenue (Tax-equivalent)	8,238	8,592	7,056
Provision for credit losses	177	206	61
Noninterest expense	4,588	4,931	4,239
Net income	2,302	2,301	1,728
Average loans, net	415,261	412,561	260,574
Average core deposits	$369,270	362,427	290,214

In the first quarter of 2007 compared with the first quarter of 2006, Wachovia:

•

Grew revenue 17 percent on higher loans and deposits primarily due to the addition of Golden West and Westcorp, while higher fee and other income largely reflected strong brokerage managed account fees, growth in fiduciary and asset management fees related to acquisitions and organic growth, and strength in advisory and underwriting fees.

•	Increased net interest income 27 percent, reflecting higher average commercial loans, up 10 percent, and increased average consumer loans, largely reflecting the impact of acquisitions.

•

Commercial loan growth was led by middle-market commercial, business banking and large corporate lending. Consumer loan growth was led by higher real estate-secured loans including the addition of Golden West, increased auto lending, including the addition of Westcorp, and growth in credit card.

•	Average core deposits rose 27 percent, including the impact of acquisitions, and average low-cost core deposits were up 4 percent. Growth in lower spread loans, a

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WACHOVIA’S 1st QUARTER 2007 EPS UP 10% TO $1.20 PER SHARE/page 3 shift in deposit mix, the impact of acquisitions, and the effects of the inverted yield curve resulted in 20 basis points of margin compression.

•

Generated 6 percent growth in fee and other income, reflecting continued growth in retail brokerage managed account fees, strong retail brokerage transaction activity and collaboration between Capital Management and the Corporate and Investment Bank to originate and distribute new investment products. Service charges also contributed to solid growth.

•	Increased noninterest expense 8 percent largely reflecting the acquisition impact, and included higher commissions on revenue growth in Capital Management.

•

Recorded a provision for credit losses of $177 million largely reflecting growth in auto lending, commercial and credit cards. Net charge-offs were $155 million, or an annualized 0.15 percent of average net loans. Total nonperforming assets including loans held for sale were $1.8 billion, or 0.40 percent of loans, foreclosed properties and loans held for sale.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, other intangible amortization and discontinued operations. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 12 and 13 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank Highlights

	Three Months Ended
(In millions)	March 31, 2007	December 31, 2006	March 31, 2006
Net interest income (Tax-equivalent)	$3,705	3,764	2,531
Fee and other income	862	946	868
Total revenue (Tax-equivalent)	4,615	4,768	3,442
Provision for credit losses	162	147	62
Noninterest expense	2,030	1,996	1,656
Segment earnings	$1,539	1,667	1,095
Cash overhead efficiency ratio (Tax-equivalent)	43.98%	41.86	48.10
Average loans, net	$326,808	324,168	177,458
Average core deposits	292,389	288,578	211,169
Economic capital, average	$12,622	12,439	7,308

General Bank

The General Bank includes retail, small business and commercial customers. The first quarter of 2007 compared with the first quarter of 2006 included:

•

Earnings of $1.5 billion on a 34 percent increase in revenue to $4.6 billion, driven by increased loans and deposits primarily reflecting the addition of Golden West and Westcorp. The business mix continued to shift, reflecting customer preference for fixed rate instead of variable rate loans and certificates of deposit over demand deposits.

•	An increase in average loans of $122.3 billion related to the October 2006 acquisition of Golden West. Organic growth was led by middle market commercial and business banking loans.

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WACHOVIA’S 1st QUARTER 2007 EPS UP 10% TO $1.20 PER SHARE/page 4

•

Deposit growth led by consumer certificates of deposit and money market funds. Net new retail checking accounts increased by 270,000 in the first quarter of 2007, with 14 percent of the increase attributable to World Savings branches. The increase compares with an increase of 188,000 in the year-ago quarter and 555,000 in full year 2006.

•	Fee and other income down 1 percent, with last year’s $100 million MBNA fee overshadowing solid growth in service charges and interchange income.

•

23 percent growth in noninterest expense including the acquisition impact, de novo branch activity and costs related to reentering the credit card business. Despite the increased expense, the General Bank’s overhead efficiency ratio improved 412 basis points to 43.98 percent.

•	Increased provision as a result of growth in auto lending, commercial and credit card.

Wealth Management Highlights

	Three Months Ended
(In millions)	March 31, 2007	December 31, 2006	March 31, 2006
Net interest income (Tax-equivalent)	$146	149	150
Fee and other income	195	200	188
Total revenue (Tax-equivalent)	342	352	339
Provision for credit losses	—	—	—
Noninterest expense	241	236	248
Segment earnings	$65	73	57
Cash overhead efficiency ratio (Tax-equivalent)	70.22%	67.38	73.25
Average loans, net	$17,180	16,794	15,603
Average core deposits	14,037	14,208	14,609
Economic capital, average	$566	574	556

Wealth Management

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. The first quarter of 2007 compared with the first quarter of 2006 included:

•	14 percent earnings growth to $65 million on modest revenue growth and lower expenses.

•	A dip in net interest income as margin compression and a decline in average core deposits overcame strong momentum in loans.

•

Increased fee and other income led by strong growth in fiduciary and asset management fees, offset by lower insurance commissions. Continued strong client response to new investment platform contributed to growth.

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WACHOVIA’S 1st QUARTER 2007 EPS UP 10% TO $1.20 PER SHARE/page 5

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	March 31, 2007	December 31, 2006	March 31, 2006
Net interest income (Tax-equivalent)	$453	512	463
Fee and other income	1,088	1,355	1,242
Total revenue (Tax-equivalent)	1,499	1,811	1,668
Provision for credit losses	—	5	1
Noninterest expense	903	999	893
Segment earnings	$379	513	491
Cash overhead efficiency ratio (Tax-equivalent)	60.20%	55.16	53.55
Average loans, net	$40,946	41,069	36,871
Average core deposits	28,948	26,993	25,568
Economic capital, average	$7,088	7,117	6,066

Corporate and Investment Bank

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. First quarter 2007 results compared with the first quarter of 2006 included:

•

A decline in earnings to $379 million as strong real estate capital markets and high yield origination results were more than offset by lower principal investing, global rate products and equities results compared with the first quarter a year ago, which included a $33 million gain related to the Archipelago/New York Stock Exchange merger.

•	A 2 percent decline in net interest income reflecting spread compression in asset-based lending and lower trading-related income.

•	Core deposit growth from global money market deposits and loan growth primarily from real estate capital markets and international.

Capital Management Highlights

	Three Months Ended
(In millions)	March 31, 2007	December 31, 2006	March 31, 2006
Net interest income (Tax-equivalent)	$265	259	250
Fee and other income	1,458	1,353	1,230
Total revenue (Tax-equivalent)	1,715	1,604	1,472
Provision for credit losses	—	—	—
Noninterest expense	1,236	1,200	1,135
Segment earnings	$304	256	214
Cash overhead efficiency ratio (Tax-equivalent)	72.07%	74.86	77.08
Average loans, net	$1,554	1,419	856
Average core deposits	31,683	30,100	33,583
Economic capital, average	$1,592	1,504	1,450

Capital Management

Capital Management includes retail brokerage services and asset management. The first quarter of 2007 compared with the first quarter of 2006 included:

•

Record earnings of $304 million on record revenue, which reflected higher brokerage transaction activity and equity syndicate distribution fees, strong brokerage managed account fees and the impact of acquisitions. Retail brokerage managed account assets grew 5 percent from year-end 2006 to $140.6 billion at March 31, 2007.

•

9 percent growth in noninterest expense primarily due to higher commissions, employee stock compensation expense and the impact of acquisitions. Solid improvement in the overhead efficiency ratio to 72.07 percent was due to revenue growth and expense control.

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WACHOVIA’S 1st QUARTER 2007 EPS UP 10% TO $1.20 PER SHARE/page 6

Total assets under management of $314.6 billion at March 31, 2007, were up 13 percent from December 31, 2006, including $26.2 billion from the European Credit Management acquisition, which closed on January 31, 2007, $8.6 billion in net inflows and modest market appreciation. Equity assets reached $106.3 billion, up 3 percent in the same period. Total brokerage client assets grew 2 percent from year-end 2006 to $773.0 billion.

***

Wachovia Corporation (NYSE:WB) is one of the nation’s largest diversified financial services companies, providing a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services. Wachovia has retail and commercial banking operations in 21 states with 3,400 retail banking offices from Connecticut to Florida and west to Texas and California. In addition, two core businesses operate under the Wachovia Securities brand name: retail brokerage with 768 offices in 48 states and service affiliate offices in Latin America, and corporate and investment banking serving clients in selected corporate and institutional sectors globally. Other nationwide businesses include mortgage lending in all 50 states and auto finance covering 46 states. Globally, Wachovia serves clients through more than 40 international offices. Online banking is available at wachovia.com; online brokerage products and services at wachoviasec.com; and investment products and services at evergreeninvestments.com. At March 31, 2007, Wachovia had assets of $706.4 billion and market capitalization of $105.3 billion.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated April 16, 2007.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses, and Discontinued Operations” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Discontinued Operations”, and which are reconciled to GAAP financial measures on pages 19 and 20. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses, discontinued operations and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization, discontinued operations and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

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WACHOVIA’S 1st QUARTER EPS UP 10% TO $1.20 PER SHARE/page 7

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Tom Wurtz will review Wachovia’s first quarter 2007 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to first quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia First Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 888-357-9787 for U.S. callers or 706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Monday, April 16, at 1:30 p.m. and continuing through 5 p.m. Friday, May 18. Replay telephone number is 706-645-9291; access code: 9456215.

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139 or Ellen Taylor at 704-383-1381. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Carrie Ruddy at 704-383-5392.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2007	2006
(Dollars in millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$4,460	4,577	3,541	3,641	3,490
Tax-equivalent adjustment	37	35	37	34	49

Net interest income (Tax-equivalent)	4,497	4,612	3,578	3,675	3,539
Fee and other income	3,741	3,980	3,465	3,583	3,517

Total revenue (Tax-equivalent)	8,238	8,592	7,043	7,258	7,056
Provision for credit losses	177	206	108	59	61
Other noninterest expense	4,460	4,741	3,915	4,139	4,079
Merger-related and restructuring expenses	10	49	38	24	68
Other intangible amortization	118	141	92	98	92

Total noninterest expense	4,588	4,931	4,045	4,261	4,239
Minority interest in income of consolidated subsidiaries	136	125	104	90	95

Income from continuing operations before income taxes (Tax-equivalent)	3,337	3,330	2,786	2,848	2,661
Income taxes	998	1,040	872	929	884
Tax-equivalent adjustment	37	35	37	34	49

Income from continuing operations	2,302	2,255	1,877	1,885	1,728
Discontinued operations, net of income taxes	—	46	—	—	—

Net income	$2,302	2,301	1,877	1,885	1,728

Diluted earnings per common share	$1.20	1.20	1.17	1.17	1.09
Return on average common stockholders’ equity	13.47%	13.09	14.85	15.41	14.62
Return on average assets	1.34	1.31	1.34	1.39	1.34
Overhead efficiency ratio	55.70%	57.38	57.44	58.71	60.07
Operating leverage	$(13)	665	1	180	436

ASSET QUALITY
Allowance for loan losses as % of loans, net	0.80%	0.80	1.03	1.07	1.08
Allowance for loan losses as % of nonperforming assets	194	246	396	421	389
Allowance for credit losses as % of loans, net	0.84	0.84	1.09	1.13	1.14
Net charge-offs as % of average loans, net	0.15	0.14	0.16	0.08	0.09
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.40%	0.32	0.26	0.25	0.28

CAPITAL ADEQUACY (a)
Tier I capital ratio	7.4%	7.4	7.7	7.8	7.9
Total capital ratio	11.5	11.3	11.5	11.4	11.5
Leverage ratio	6.1%	6.0	6.6	6.6	6.9

OTHER DATA
Average diluted common shares (In millions)	1,925	1,922	1,600	1,613	1,586
Actual common shares (In millions)	1,913	1,904	1,581	1,589	1,608
Dividends paid per common share	$0.56	0.56	0.56	0.51	0.51
Dividend payout ratio on common shares	46.67%	46.67	47.86	43.59	46.79
Book value per common share	$36.47	36.61	32.37	30.75	30.95
Common stock price	55.05	56.95	55.80	54.08	56.05
Market capitalization	$105,330	108,443	88,231	85,960	90,156
Common stock price to book value	151%	156	172	176	181
FTE employees (b)	110,369	109,460	97,060	97,316	97,134
Total financial centers/brokerage offices	4,167	4,126	3,870	3,847	3,889
ATMs	5,146	5,212	5,163	5,134	5,179

(a)	The first quarter of 2007 is based on estimates.
(b)	Amount presented in the fourth quarter of 2006 has been restated to conform to the presentation in 2007.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2007	2006
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND DISCONTINUED OPERATIONS (a) (b)
Return on average common stockholders’ equity	13.50%	12.98	15.02	15.52	15.01
Return on average assets	1.35	1.30	1.36	1.40	1.38
Overhead efficiency ratio	55.57	56.81	56.90	58.39	59.10
Overhead efficiency ratio excluding brokerage	52.37%	53.55	53.29	54.85	55.20
Operating leverage	$(51)	675	16	135	446

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND DISCONTINUED OPERATIONS (a) (b) (c)
Dividend payout ratio on common shares	45.16%	45.16	45.53	41.80	43.97
Return on average tangible common stockholders’ equity	33.27	31.58	30.79	32.63	30.64
Return on average tangible assets	1.48	1.43	1.47	1.52	1.49
Overhead efficiency ratio	54.15	55.17	55.60	57.03	57.81
Overhead efficiency ratio excluding brokerage	50.65%	51.61	51.73	53.21	53.63
Operating leverage	$(75)	725	8	142	444

OTHER FINANCIAL DATA
Net interest margin	3.01%	3.09	3.03	3.18	3.21
Fee and other income as % of total revenue	45.41	46.32	49.20	49.37	49.84
Effective income tax rate (d)	30.22	31.74	31.71	33.05	33.84
Effective tax rate (Tax-equivalent) (d) (e)	30.99%	32.46	32.61	33.84	35.06

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$157,288	154,306	150,566	146,341	142,469
Consumer loans, net	257,973	258,255	130,544	128,924	118,105
Loans, net	415,261	412,561	281,110	275,265	260,574
Earning assets	594,313	596,893	472,139	463,232	442,527
Total assets	695,448	698,687	555,164	543,612	522,209
Core deposits	369,270	362,427	291,227	291,638	290,214
Total deposits	402,875	395,380	326,360	327,938	322,830
Interest-bearing liabilities	539,547	536,958	414,563	403,234	384,406
Stockholders’ equity	$69,320	69,725	50,143	49,063	47,926

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$167,039	162,098	159,424	154,277	150,902
Consumer loans, net	254,624	258,060	131,335	128,639	130,030
Loans, net	421,663	420,158	290,759	282,916	280,932
Goodwill and other intangible assets
Goodwill	38,838	38,379	23,535	23,550	23,443
Deposit base	796	883	577	631	691
Customer relationships	684	662	688	714	742
Tradename	90	90	90	90	90
Total assets	706,406	707,121	559,922	553,614	541,842
Core deposits	377,358	371,771	291,667	292,243	296,092
Total deposits	408,148	407,458	323,298	327,614	328,564
Stockholders’ equity	$69,786	69,716	51,180	48,872	49,789

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $6 million, $29 million, $25 million, $15 million and $46 million in the first quarter of 2007, and in the fourth, third, second and first quarters of 2006, respectively, of after-tax net merger-related and restructuring expenses, and $46 million after tax in the fourth quarter of 2006 related to discontinued operations.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 19 and 20 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $76 million, $90 million, $59 million, $64 million and $59 million in the first quarter of 2007, and in the fourth, third, second and first quarters of 2006, respectively, of deposit base and other intangible amortization.
(d)	The fourth quarter of 2006 includes taxes on discontinued operations.
(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2007	2006
(In millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INTEREST INCOME
Interest and fees on loans	$7,618	7,736	5,096	4,823	4,321
Interest and dividends on securities	1,478	1,491	1,692	1,685	1,565
Trading account interest	433	462	401	387	325
Other interest income	619	681	595	509	496

Total interest income	10,148	10,370	7,784	7,404	6,707

INTEREST EXPENSE
Interest on deposits	3,061	3,067	2,238	2,035	1,779
Interest on short-term borrowings	670	781	860	755	718
Interest on long-term debt	1,957	1,945	1,145	973	720

Total interest expense	5,688	5,793	4,243	3,763	3,217

Net interest income	4,460	4,577	3,541	3,641	3,490
Provision for credit losses	177	206	108	59	61

Net interest income after provision for credit losses	4,283	4,371	3,433	3,582	3,429

FEE AND OTHER INCOME
Service charges	614	646	638	622	574
Other banking fees	416	452	427	449	428
Commissions	659	633	562	588	623
Fiduciary and asset management fees	920	856	823	808	761
Advisory, underwriting and other investment banking fees	407	433	292	318	302
Trading account profits	168	29	123	164	219
Principal investing	48	142	91	189	103
Securities gains (losses)	53	47	94	25	(48)
Other income	456	742	415	420	555

Total fee and other income	3,741	3,980	3,465	3,583	3,517

NONINTEREST EXPENSE
Salaries and employee benefits	2,972	3,023	2,531	2,652	2,697
Occupancy	312	323	284	291	275
Equipment	307	314	291	299	280
Advertising	61	47	54	56	47
Communications and supplies	173	166	158	162	167
Professional and consulting fees	177	239	200	184	167
Other intangible amortization	118	141	92	98	92
Merger-related and restructuring expenses	10	49	38	24	68
Sundry expense	458	629	397	495	446

Total noninterest expense	4,588	4,931	4,045	4,261	4,239

Minority interest in income of consolidated subsidiaries	136	125	104	90	95

Income from continuing operations before income taxes	3,300	3,295	2,749	2,814	2,612
Income taxes	998	1,040	872	929	884

Income from continuing operations	2,302	2,255	1,877	1,885	1,728
Discontinued operations, net of income taxes	—	46	—	—	—

Net income	$2,302	2,301	1,877	1,885	1,728

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$1.22	1.20	1.19	1.19	1.11
Net income	1.22	1.22	1.19	1.19	1.11
Diluted earnings
Income from continuing operations	1.20	1.18	1.17	1.17	1.09
Net income	1.20	1.20	1.17	1.17	1.09
Cash dividends	$0.56	0.56	0.56	0.51	0.51
AVERAGE COMMON SHARES
Basic	1,894	1,889	1,573	1,585	1,555
Diluted	1,925	1,922	1,600	1,613	1,586

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended March 31, 2007
(In millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$3,705	146	453	265	(72)	(37)	4,460
Fee and other income	862	195	1,088	1,458	138	—	3,741
Intersegment revenue	48	1	(42)	(8)	1	—	—

Total revenue (a)	4,615	342	1,499	1,715	67	(37)	8,201
Provision for credit losses	162	—	—	—	15	—	177
Noninterest expense	2,030	241	903	1,236	168	10	4,588
Minority interest	—	—	—	—	136	—	136
Income taxes (benefits)	873	36	207	175	(289)	(4)	998
Tax-equivalent adjustment	11	—	10	—	16	(37)	—

Net income	$1,539	65	379	304	21	(6)	2,302

	Three Months Ended December 31, 2006
(In millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$3,764	149	512	259	(72)	(35)	4,577
Fee and other income	946	200	1,355	1,353	126	—	3,980
Intersegment revenue	58	3	(56)	(8)	3	—	—

Total revenue (a)	4,768	352	1,811	1,604	57	(35)	8,557
Provision for credit losses	147	—	5	—	54	—	206
Noninterest expense	1,996	236	999	1,200	451	49	4,931
Minority interest	—	—	—	—	124	1	125
Income taxes (benefits)	948	43	283	148	(361)	(21)	1,040
Tax-equivalent adjustment	10	—	11	—	14	(35)	—

Income from continuing operations	1,667	73	513	256	(225)	(29)	2,255
Discontinued operations, net of income taxes	—	—	—	—	46	—	46

Net income (loss)	$1,667	73	513	256	(179)	(29)	2,301

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended March 31, 2006
(In millions)	General Bank	Wealth Management	Corporate and Investment Bank	Capital Management	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,531	150	463	250	145	(49)	3,490
Fee and other income	868	188	1,242	1,230	(11)	—	3,517
Intersegment revenue	43	1	(37)	(8)	1	—	—

Total revenue (a)	3,442	339	1,668	1,472	135	(49)	7,007
Provision for credit losses	62	—	1	—	(2)	—	61
Noninterest expense	1,656	248	893	1,135	239	68	4,239
Minority interest	—	—	—	—	95	—	95
Income taxes (benefits)	618	34	261	123	(130)	(22)	884
Tax-equivalent adjustment	11	—	22	—	16	(49)	—

Net income (loss)	$1,095	57	491	214	(83)	(46)	1,728

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2007	2006
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$99,687	96,285	95,281	91,737	89,138
Real estate—construction and other	16,965	16,182	16,067	15,329	14,483
Real estate—mortgage	20,130	20,026	19,455	19,745	20,066
Lease financing	24,053	25,341	25,253	25,194	25,238
Foreign	16,240	13,464	12,677	11,680	11,535

Total commercial	177,075	171,298	168,733	163,685	160,460

CONSUMER
Real estate secured	220,682	225,826	100,115	98,420	98,898
Student loans	8,479	7,768	9,175	9,139	10,555
Installment loans	23,665	22,660	21,454	20,508	20,189

Total consumer	252,826	256,254	130,744	128,067	129,642

Total loans	429,901	427,552	299,477	291,752	290,102
Unearned income	8,238	7,394	8,718	8,836	9,170

Loans, net (On-balance sheet)	$421,663	420,158	290,759	282,916	280,932

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$177,075	171,298	168,733	163,685	160,460
Securitized loans—off-balance sheet	181	194	218	250	1,191
Loans held for sale	10,467	8,866	5,556	3,602	3,588

Total commercial	187,723	180,358	174,507	167,537	165,239

CONSUMER
Real estate secured
On-balance sheet loan portfolio	220,682	225,826	100,115	98,420	98,898
Securitized loans—off-balance sheet	6,595	5,611	6,151	6,833	7,598
Securitized loans included in securities (b)	5,629	5,321	4,317	4,465	4,628
Loans held for sale	4,089	3,420	3,324	3,843	3,679

Total real estate secured	236,995	240,178	113,907	113,561	114,803

Student
On-balance sheet loan portfolio	8,479	7,768	9,175	9,139	10,555
Securitized loans—off-balance sheet	3,045	3,128	3,218	3,353	1,866
Securitized loans included in securities	52	52	52	52	52

Total student	11,576	10,948	12,445	12,544	12,473

Installment
On-balance sheet loan portfolio	23,665	22,660	21,454	20,508	20,189
Securitized loans—off-balance sheet	2,851	3,276	3,695	3,809	3,297
Securitized loans included in securities	126	137	169	181	193
Loans held for sale	476	282	159	305	592

Total installment	27,118	26,355	25,477	24,803	24,271

Total consumer	275,689	277,481	151,829	150,908	151,547

Total managed portfolio	$463,412	457,839	326,336	318,445	316,786

SERVICING PORTFOLIO (c)
Commercial	$271,038	250,652	227,899	212,500	192,367
Consumer	$25,952	21,039	60,854	58,082	58,697

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the retained interests are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	Amounts presented in 2006 have been restated to conform to the presentation in 2007.
(c)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2007	2006
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$3,360	3,004	3,021	3,036	2,724
Provision for credit losses	175	204	118	49	59
Provision for credit losses relating to loans transferred to loans held for sale or sold	1	7	(4)	5	—
Balance of acquired entities at purchase date	—	303	—	—	300
Allowance relating to loans acquired, transferred to loans held for sale or sold	(3)	(18)	(15)	(18)	12
Net charge-offs	(155)	(140)	(116)	(51)	(59)

Balance, end of period	$3,378	3,360	3,004	3,021	3,036

as % of loans, net	0.80%	0.80	1.03	1.07	1.08

as % of nonaccrual and restructured loans (b)(c)	213%	272	520	488	452

as % of nonperforming assets (b)	194%	246	396	421	389

LOAN LOSSES
Commercial, financial and agricultural	$34	32	25	32	27
Commercial real estate—construction and mortgage	6	10	2	3	7
Consumer	178	169	149	116	69

Total loan losses	218	211	176	151	103

LOAN RECOVERIES
Commercial, financial and agricultural	9	27	14	54	16
Commercial real estate—construction and mortgage	3	1	1	1	—
Consumer	51	43	45	45	28

Total loan recoveries	63	71	60	100	44

Net charge-offs	$155	140	116	51	59

Commercial loans net charge-offs as % of average commercial loans, net (d)	0.07%	0.04	0.03	(0.06)	0.05
Consumer loans net charge-offs as % of average consumer loans, net (d)	0.20	0.19	0.32	0.23	0.14
Total net charge-offs as % of average loans, net (d)	0.15%	0.14	0.16	0.08	0.09

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$303	226	275	299	342
Commercial real estate—construction and mortgage	117	93	80	88	84
Consumer real estate secured	1,113	900	213	226	240
Installment loans	51	15	10	6	6

Total nonaccrual loans	1,584	1,234	578	619	672
Foreclosed properties (c)	155	132	181	99	108

Total nonperforming assets	$1,739	1,366	759	718	780

Nonperforming loans included in loans held for sale	$26	16	23	23	24
Nonperforming assets included in loans and in loans held for sale	$1,765	1,382	782	741	804

as % of loans, net, and foreclosed properties (b)	0.41%	0.32	0.26	0.25	0.28

as % of loans, net, foreclosed properties and loans held for sale (e)	0.40%	0.32	0.26	0.25	0.28

Accruing loans past due 90 days	$555	650	666	624	610

(a)	At March 31, 2007, the reserve for unfunded lending commitments was $155 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Restructured loans are not significant.
(d)	Annualized.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2007	2006
(In millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ASSETS
Cash and due from banks	$12,593	15,826	11,850	12,761	12,668
Interest-bearing bank balances	3,451	2,167	5,270	2,244	1,563
Federal funds sold and securities purchased under resale agreements	10,322	16,923	18,497	17,223	18,807

Total cash and cash equivalents	26,366	34,916	35,617	32,228	33,038

Trading account assets	50,752	45,529	43,904	46,552	39,385
Securities	106,841	108,619	106,553	119,179	117,528
Loans, net of unearned income	421,663	420,158	290,759	282,916	280,932
Allowance for loan losses	(3,378)	(3,360)	(3,004)	(3,021)	(3,036)

Loans, net	418,285	416,798	287,755	279,895	277,896

Loans held for sale	15,032	12,568	9,039	7,750	7,859
Premises and equipment	6,058	6,141	5,536	5,322	5,194
Due from customers on acceptances	992	855	1,200	1,010	968
Goodwill	38,838	38,379	23,535	23,550	23,443
Other intangible assets	1,570	1,635	1,355	1,435	1,523
Other assets	41,672	41,681	45,428	36,693	35,008

Total assets	$706,406	707,121	559,922	553,614	541,842

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	63,399	66,572	63,880	66,388	67,365
Interest-bearing deposits	344,749	340,886	259,418	261,226	261,199

Total deposits	408,148	407,458	323,298	327,614	328,564
Short-term borrowings	47,144	49,157	58,749	62,787	55,390
Bank acceptances outstanding	1,004	863	1,213	1,021	985
Trading account liabilities	18,150	18,228	19,553	18,409	17,846
Other liabilities	16,741	20,004	16,513	17,305	16,070
Long-term debt	142,334	138,594	86,419	74,627	70,218

Total liabilities	633,521	634,304	505,745	501,763	489,073

Minority interest in net assets of consolidated subsidiaries	3,099	3,101	2,997	2,979	2,980

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at March 31, 2007	—	—	—	—	—
Non-Cumulative Perpetual Class A Preferred Stock, Series I, $100,000 liquidation preference per share, 25,010 shares authorized	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.913 billion shares at March 31, 2007	6,378	6,347	5,271	5,298	5,362
Paid-in capital	51,964	51,746	34,276	34,086	34,291
Retained earnings	13,378	13,723	12,696	12,003	11,724
Accumulated other comprehensive income, net	(1,934)	(2,100)	(1,063)	(2,515)	(1,588)

Total stockholders’ equity	69,786	69,716	51,180	48,872	49,789

Total liabilities and stockholders’ equity	$706,406	707,121	559,922	553,614	541,842

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	FIRST QUARTER 2007			FOURTH QUARTER 2006
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,173	38	7.05%	$3,596	54	5.95%
Federal funds sold and securities purchased under resale agreements	14,124	177	5.07	20,830	268	5.11
Trading account assets	29,681	442	5.97	31,069	469	6.03
Securities	108,071	1,461	5.42	108,543	1,467	5.40
Loans
Commercial
Commercial, financial and agricultural	98,413	1,736	7.16	96,359	1,726	7.10
Real estate—construction and other	16,508	313	7.69	16,091	311	7.67
Real estate—mortgage	20,231	380	7.61	19,830	380	7.61
Lease financing	7,730	150	7.75	9,674	166	6.88
Foreign	14,406	196	5.49	12,352	170	5.49

Total commercial	157,288	2,775	7.15	154,306	2,753	7.08

Consumer
Real estate secured	225,909	4,148	7.36	226,870	4,240	7.47
Student loans	8,524	136	6.47	8,886	145	6.49
Installment loans	23,540	566	9.42	22,499	546	9.62

Total consumer	257,973	4,850	7.52	258,255	4,931	7.63

Total loans	415,261	7,625	7.38	412,561	7,684	7.42

Loans held for sale	16,748	255	6.16	11,928	200	6.70
Other earning assets	8,255	139	6.82	8,366	149	7.05

Total earning assets excluding derivatives	594,313	10,137	6.85	596,893	10,291	6.87
Risk management derivatives (a)	—	48	0.04	—	114	0.08

Total earning assets including derivatives	594,313	10,185	6.89	596,893	10,405	6.95

Cash and due from banks	12,260			12,418
Other assets	88,875			89,376

Total assets	$695,448			$698,687

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	84,247	373	1.80	82,924	398	1.90
Money market accounts	107,785	917	3.45	104,620	913	3.46
Other consumer time	116,262	1,369	4.77	111,858	1,310	4.65
Foreign	20,802	249	4.85	20,245	241	4.73
Other time	12,803	167	5.32	12,708	166	5.17

Total interest-bearing deposits	341,899	3,075	3.65	332,355	3,028	3.61
Federal funds purchased and securities sold under repurchase agreements	35,142	430	4.97	43,732	537	4.87
Commercial paper	4,920	57	4.72	5,043	60	4.72
Securities sold short	8,709	83	3.86	9,934	94	3.75
Other short-term borrowings	6,898	44	2.54	6,530	38	2.38
Long-term debt	141,979	1,880	5.35	139,364	1,873	5.35

Total interest-bearing liabilities excluding derivatives	539,547	5,569	4.18	536,958	5,630	4.16
Risk management derivatives (a)	—	119	0.09	—	163	0.13

Total interest-bearing liabilities including derivatives	539,547	5,688	4.27	536,958	5,793	4.29

Noninterest-bearing deposits	60,976			63,025
Other liabilities	25,605			28,979
Stockholders’ equity	69,320			69,725

Total liabilities and stockholders’ equity	$695,448			$698,687

Interest income and rate earned—including derivatives		$10,185	6.89%		$10,405	6.95%
Interest expense and equivalent rate paid—including derivatives		5,688	3.88		5,793	3.86

Net interest income and margin—including derivatives		$4,497	3.01%		$4,612	3.09%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

THIRD QUARTER 2006			SECOND QUARTER 2006			FIRST QUARTER 2006
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$2,671	34	5.07%	$2,027	25	5.04%	$2,872	31	4.31%
17,530	224	5.08	17,628	209	4.75	19,657	209	4.31
31,160	409	5.24	29,252	393	5.37	27,240	344	5.08
122,152	1,661	5.44	124,102	1,668	5.38	117,944	1,557	5.28

93,886	1,673	7.07	90,259	1,555	6.92	87,784	1,411	6.51
15,787	308	7.74	14,946	277	7.43	14,184	243	6.95
19,507	378	7.69	20,118	369	7.36	20,166	350	7.04
9,731	172	7.04	9,895	175	7.08	10,050	171	6.81
11,655	158	5.37	11,123	142	5.10	10,285	118	4.67

150,566	2,689	7.09	146,341	2,518	6.90	142,469	2,293	6.52

99,669	1,670	6.69	97,377	1,584	6.51	96,082	1,514	6.31
9,605	161	6.65	10,842	170	6.30	10,589	157	6.00
21,270	517	9.66	20,705	482	9.33	11,434	242	8.57

130,544	2,348	7.17	128,924	2,236	6.95	118,105	1,913	6.50

281,110	5,037	7.13	275,265	4,754	6.92	260,574	4,206	6.51

12,130	214	6.99	9,320	165	7.11	8,274	128	6.24
5,386	113	8.35	5,638	99	7.00	5,966	118	8.04

472,139	7,692	6.49	463,232	7,313	6.32	442,527	6,593	6.00
—	129	0.11	—	125	0.11	—	163	0.15

472,139	7,821	6.60	463,232	7,438	6.43	442,527	6,756	6.15

11,973			12,055			12,762
71,052			68,325			66,920

$555,164			$543,612			$522,209

75,534	355	1.86	78,539	332	1.70	79,783	304	1.54
99,788	862	3.43	99,212	764	3.09	99,632	670	2.73
52,352	548	4.15	48,389	465	3.85	46,309	407	3.57
20,599	244	4.70	21,031	234	4.47	19,330	187	3.92
14,534	191	5.23	15,269	197	5.16	13,286	153	4.67

262,807	2,200	3.32	262,440	1,992	3.04	258,340	1,721	2.70
51,314	629	4.86	48,732	543	4.47	50,087	503	4.07
5,190	63	4.77	4,659	51	4.45	4,193	41	3.93
8,951	82	3.61	9,255	74	3.21	8,520	63	3.01
5,575	30	2.14	6,423	36	2.24	7,214	40	2.26
80,726	1,095	5.41	71,725	940	5.25	56,052	697	4.99

414,563	4,099	3.93	403,234	3,636	3.62	384,406	3,065	3.23
—	144	0.14	—	127	0.12	—	152	0.16

414,563	4,243	4.07	403,234	3,763	3.74	384,406	3,217	3.39

63,553			65,498			64,490
26,905			25,817			25,387
50,143			49,063			47,926

$555,164			$543,612			$522,209

	$7,821	6.60%		$7,438	6.43%		$6,756	6.15%
	4,243	3.57		3,763	3.25		3,217	2.94

	$3,578	3.03%		$3,675	3.18%		$3,539	3.21%

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2007	2006
(In millions, except per share data)	*	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INCOME FROM CONTINUING OPERATIONS
Net income (GAAP)	A	$2,302	2,301	1,877	1,885	1,728
Discontinued operations, net of income taxes (GAAP)		—	(46)	—	—	—

Income from continuing operations (GAAP)		2,302	2,255	1,877	1,885	1,728
Merger-related and restructuring expenses (GAAP)		6	29	25	15	46

Earnings excluding merger-related and restructuring expenses, and discontinued operations	B	2,308	2,284	1,902	1,900	1,774
Other intangible amortization (GAAP)		76	90	59	64	59

Earnings excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C	$2,384	2,374	1,961	1,964	1,833

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$69,320	69,725	50,143	49,063	47,926
Merger-related and restructuring expenses (GAAP)		1	95	70	50	19
Discontinued operations (GAAP)		—	(8)	—	—	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and discontinued operations	E	69,321	69,812	50,213	49,113	47,945
Average intangible assets (GAAP)	F	(40,263)	(39,979)	(24,943)	(24,972)	(23,689)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	G	$29,058	29,833	25,270	24,141	24,256

Return on average common stockholders’ equity
GAAP	A/D	13.47%	13.09	14.85	15.41	14.62
Excluding merger-related and restructuring expenses, and discontinued operations	B/E	13.50	12.98	15.02	15.52	15.01
Return on average tangible common stockholders’ equity
GAAP	A/D+F	32.14	30.68	29.55	31.38	28.91
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/G	33.27%	31.58	30.79	32.63	30.64

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$695,448	698,687	555,164	543,612	522,209
Average intangible assets (GAAP)		(40,263)	(39,979)	(24,943)	(24,972)	(23,689)

Average tangible assets (GAAP)	I	655,185	658,708	530,221	518,640	498,520

Average assets (GAAP)		695,448	698,687	555,164	543,612	522,209
Merger-related and restructuring expenses (GAAP)		1	95	70	50	19
Discontinued operations (GAAP)		—	(8)	—	—	—

Average assets, excluding merger-related and restructuring expenses, and discontinued operations	J	695,449	698,774	555,234	543,662	522,228
Average intangible assets (GAAP)		(40,263)	(39,979)	(24,943)	(24,972)	(23,689)

Average tangible assets, excluding merger-related and restructuring expenses, and discontinued operations	K	$655,186	658,795	530,291	518,690	498,539

Return on average assets
GAAP	A/H	1.34%	1.31	1.34	1.39	1.34
Excluding merger-related and restructuring expenses, and discontinued operations	B/J	1.35	1.30	1.36	1.40	1.38
Return on average tangible assets
GAAP	A/I	1.43	1.39	1.40	1.46	1.41
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/K	1.48%	1.43	1.47	1.52	1.49

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2007	2006
(In millions, except per share data)	*	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$4,588	4,931	4,045	4,261	4,239
Merger-related and restructuring expenses (GAAP)		(10)	(49)	(38)	(24)	(68)

Noninterest expense, excluding merger-related and restructuring expenses	M	4,578	4,882	4,007	4,237	4,171
Other intangible amortization (GAAP)		(118)	(141)	(92)	(98)	(92)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$4,460	4,741	3,915	4,139	4,079

Net interest income (GAAP)		$4,460	4,577	3,541	3,641	3,490
Tax-equivalent adjustment		37	35	37	34	49

Net interest income (Tax-equivalent)		4,497	4,612	3,578	3,675	3,539
Fee and other income (GAAP)		3,741	3,980	3,465	3,583	3,517

Total	O	$8,238	8,592	7,043	7,258	7,056

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$955	984	893	925	950

Net interest income (GAAP)		$255	249	240	250	242
Tax-equivalent adjustment		—	—	—	1	—

Net interest income (Tax-equivalent)		255	249	240	251	242
Fee and other income (GAAP)		1,140	1,065	961	966	980

Total	Q	$1,395	1,314	1,201	1,217	1,222

Overhead efficiency ratios
GAAP	L/O	55.70%	57.38	57.44	58.71	60.07
Excluding merger-related and restructuring expenses	M/O	55.57	56.81	56.90	58.39	59.10
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	52.37	53.55	53.29	54.85	55.20
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	54.15	55.17	55.60	57.03	57.81
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	50.65%	51.61	51.73	53.21	53.63

OPERATING LEVERAGE
Operating leverage (GAAP)		$(13)	665	1	180	436
Merger-related and restructuring expenses (GAAP)		(38)	10	15	(45)	10

Operating leverage, excluding merger-related and restructuring expenses		(51)	675	16	135	446
Other intangible amortization (GAAP)		(24)	50	(8)	7	(2)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$(75)	725	8	142	444

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.56	0.56	0.56	0.51	0.51

Diluted earnings per common share (GAAP)	S	$1.20	1.20	1.17	1.17	1.09
Merger-related and restructuring expenses (GAAP)		—	0.01	0.02	0.01	0.03
Other intangible amortization (GAAP)		0.04	0.05	0.04	0.04	0.04
Discontinued operations (GAAP)		—	(0.02)	—	—	—

Diluted earnings per common share, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	T	$1.24	1.24	1.23	1.22	1.16

Dividend payout ratios
GAAP	R/S	46.67%	46.67	47.86	43.59	46.79
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	R/T	45.16%	45.16	45.53	41.80	43.97

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 19 and 20 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.